As filed with the Securities and Exchange Commission on April 30, 2001
                                                   Registration No. 33-

-------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                      --------------------------------------

                              TELEFLEX INCORPORATED
             (Exact name of registrant as specified in its charter)

DELAWARE                                                     23-1147939
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

                                    SUITE 450
                            630 WEST GERMANTOWN PIKE
                      PLYMOUTH MEETING, PENNSYLVANIA 19462
                                 (610) 834-6301
               (Address, including zip code and telephone number,
                  including area code of registrant's principal
                               executive offices)

               TELEFLEX INCORPORATED 1990 STOCK COMPENSATION PLAN
                            (Full title of the plan)
                              - - - - - - - - - - -

                                STEVEN K. CHANCE
                  VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                              TELEFLEX INCORPORATED
                                    SUITE 450
                            630 WEST GERMANTOWN PIKE
                      PLYMOUTH MEETING, PENNSYLVANIA 19462
                                 (610) 834-6363
            (Name, address, including zip code and telephone number,
                   including area code, of agent for service)

         Copies of all communications, including all communications sent to the agent for service should be sent to:
                             JOAN W. SCHWARTZ, ESQ.
                              TELEFLEX INCORPORATED
                             155 SOUTH LIMERICK ROAD
                          LIMERICK, PENNSYLVANIA 19468
                                 (610) 948-2812
                ---------------------------------------------------

                                       CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------
                                               Proposed maximum          Proposed maximum
Title of Securities to     Amount to be        offering price            aggregate offering          Amount of
be registered              registered (1)      per unit (2)              price (2)                   registration fee

--------------------------------------------------------------------------------------------------------------------
Common Stock, $1.00
par value per share        1,698,000 shares    $46.08                    $78,243,840                 $19,561

--------------------------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 416 under the Securities Act of 1933, this registration statement also covers an indeterminate number of additional shares as may hereafter be offered or issued pursuant to the Plan to prevent dilution resulting from stock splits, stock dividends or similar transactions effected without receipt of consideration.
(2) The price is estimated in accordance with Rule 457(h)(1) under the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee and is the product resulting from multiplying 1,698,000, the maximum number of shares issuable under the Plan that are covered by this Registration Statement, by $46.08, the average of the high and low prices of the Common Stock as reported on the New York Stock Exchange on April 23, 2001, within five business days prior to April 30, 2001.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.   INCORPORATION OF DOCUMENTS BY REFERENCE

               The following documents filed by Teleflex Incorporated (the "Company") are incorporated herein by reference:

                    (i) The contents of the Company's Registration Statement on
               Form S-8 (Registration No. 33-34753) filed on May 10, 1990.


Item 4.   DESCRIPTION OF SECURITIES

          Not applicable.

Item 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL

          Not applicable.

Item 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS

          Not applicable.

Item 7.   EXEMPTION FROM REGISTRATION CLAIMED

          Not applicable.

Item 8.   EXHIBITS

          5(a)  Opinion of Herbert K. Zearfoss, Esquire

          23(a) Consent of PricewaterhouseCoopers LLP

          23(b) Consent of Herbert K. Zearfoss, Esquire (contained in his opinion filed as Exhibit 5(a) to this Registration Statement)

          99 Teleflex Incorporated 1990 Stock Compensation Plan, as revised and restated as of November 1, 1999

Item 9.   UNDERTAKINGS

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, TELEFLEX INCORPORATED, the registrant, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Plymouth Meeting, Pennsylvania on the 27th of April 2001.

                                                     TELEFLEX INCORPORATED


                                 By: /s/ Lennox K. Black
                                   ---------------------------------------------
                                     Lennox K. Black, Chairman of the Board and
                                     Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 27th day of April 2001.

         Signature                                  Title
         ---------                                  -----
/s/ Lennox K. Black                   Director, Chairman of the Board
----------------------------------    and Chief Executive Officer
Lennox K. Black                       (Principal Executive Officer)


/s/ Harold L. Zuber                   Vice President and Chief Financial Officer
----------------------------------    (Principal Financial Officer)
Harold L. Zuber, Jr.

/s/ Stephen Gambone                   Controller and Chief Accounting Officer
----------------------------------    (Principal Accounting Officer)
Stephen Gambone

/s/ Patricia C. Barron                Director
----------------------------------
Patricia C. Barron

/s/ Donald Beckman                    Director
----------------------------------
Donald Beckman

/s/ William R. Cook                   Director
----------------------------------
William R. Cook

/s/ Joseph S. Gonnella                Director
---------------------------------
Joseph S. Gonnella, M.D.

/s/ Sigismundus W. W. Lubsen          Director
---------------------------------
Sigismundus W. W. Lubsen

/s/ Palmer E. Retzlaff                Director
---------------------------------
Palmer E. Retzlaff

/s/ James W. Stratton                 Director
---------------------------------
James W. Stratton

                                  EXHIBIT INDEX

Exhibit No.                     Description of Exhibit
-----------                     ----------------------

      5 (a)      Opinion of Herbert K. Zearfoss, Esquire

     23 (a)      Consent of PricewaterhouseCoopers LLP, independent accountants

     23 (b)      Consent of Herbert K. Zearfoss, Esquire (contained in
                 Exhibit 5 (a))

     99 Teleflex Incorporated 1990 Stock Compensation Plan, as revised and restated as of November 1, 1999